Transparent Value Trust

330 Madison Avenue, 10th Floor

New York, NY 10017

Supplement Dated September 17, 2021

to the currently effective Summary Prospectus dated January 31, 2021 (the “Prospectus”), as may be supplemented from time to time, for Guggenheim RBP® Dividend Fund (the “Fund”),

a series of Transparent Value Trust.

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus. Terms used, but not defined, herein shall have the meanings ascribed to them in the Prospectus.

Changes are being made to the methodology used to calculate the Fund’s index and are reflected in the paragraph below. The Fund continues to use a passive management strategy designed to track the total return performance (before fees and expenses) of such index. The Fund’s investment objective, principal investment strategies and principal risks will otherwise remain unchanged.

For the Fund, the first paragraph of the section of the Prospectus entitled “Principal Investment Strategies” is deleted and replaced with the following:

The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Dividend Index. The Dividend Index consists of common stock of companies, and units of beneficial ownership in real estate investment trusts (“REITs”), in the Dow Jones U.S. Large-Cap Total Stock Market IndexSM and the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM that have been selected for inclusion in the Index by a systematic, rules-based process that uses Guggenheim Investments’ Required Business Performance® (RBP®) Probability scores (as defined below). S&P Dow Jones Indices LLC or an affiliate (as index calculation agent) is responsible for the daily calculation and operations of the Dividend Index. The RBP® Probability scores are derived from a quantitative process of Guggenheim Investments. The RBP® Probability scores are intended to measure the future business performance required of a company to support its stock price and to indicate the probability that the company will actually achieve that performance. The Dividend Index seeks to select dividend paying stocks from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM and the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM to achieve a maximum weighted average RBP® Probability score and deliver dividend yield in excess of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM while also achieving certain characteristics similar to the Dow Jones U.S. Large-Cap Total Stock Market IndexSM (such as market capitalization and valuation) within constraints designed to limit risk relative to the Dow Jones U.S. Large-Cap Total Stock Market IndexSM (such as tracking error). As of December 31, 2020, the Dividend Index was composed of 100 securities. The number of securities comprising the Dividend Index is subject to change from time to time. A description of the Index’s methodology and performance is available directly from Guggenheim Investments (http://www.rbpinstitute.com).

Please Retain This Supplement for Future Reference

RBP-SUP4-0921x0122